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EXHIBIT 99.2


[LOGO KPMG]
The Global Leader

                                I.H.C.S., INC.

                                Financial Statements

                                December 31, 1995 and 1994

                                (With Independent Auditors' Report Thereon)







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[KPMG Letterhead]




                         INDEPENDENT AUDITORS' REPORT


The Board of Directors
I.H.C.S., Inc.


We have audited the accompanying balance sheets of I.H.C.S., Inc. (IHCS) as of December 31, 1995 and 1994, and the related statements of income, shareholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of IHCS' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IHCS as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.




                            KPMG Peat Markwick LLP


February 23, 1996




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I.H.C.S., INC.

Balance Sheets

December 31, 1995 and 1994


=============================================================================

                        ASSETS                            1995          1994
- -----------------------------------------------------------------------------
Current assets:
 Cash                                                  $  737,874     102,346
 Premiums receivable                                      568,511     524,049
 Prepaid expenses                                          15,331        -
 Other receivables                                            815       3,958
- -----------------------------------------------------------------------------

Total current assets                                    1,322,531     630,353
- -----------------------------------------------------------------------------

Computer equipment, net of accumulated
 depreciation of $76,557 in 1994                            -           3,608

Investments                                               176,984     243,981
- -----------------------------------------------------------------------------

Total assets                                           $1,499,515     877,942
=============================================================================

         LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
 Short-term bank debt                                     100,000     249,935
 Claims payable                                           220,487     151,254
 Due to affiliates                                        134,522       5,013
 Accrued expenses                                         325,086     221,886
 Unearned premiums                                         30,648      36,784
- -----------------------------------------------------------------------------

Total current liabilities                                 810,743     664,872
- -----------------------------------------------------------------------------

Subordinated debt                                          57,817      52,817

Shareholders' equity:
 Common stock, no par value, 1,000 shares
  authorized, issued and outstanding                      100,000     100,000
 Retained earnings                                        530,955      60,253
- -----------------------------------------------------------------------------

Total shareholders' equity                                630,955     160,253
- -----------------------------------------------------------------------------

Total liabilities and shareholders' equity             $1,499,515     877,942
=============================================================================


See accompanying notes to financial statements.


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I.H.C.S., INC.

Statements of Income

Years ended December 31, 1995 and 1994


===============================================================================
                                                           1995          1994
- -------------------------------------------------------------------------------
Revenue:
 Premiums                                               $9,205,785    8,026,882
 Investment income, net                                     16,839        5,504
- -------------------------------------------------------------------------------

                                                         9,222,624    8,032,386
- -------------------------------------------------------------------------------

Expenses:
 Selling, general and administrative                       223,787      295,546
 Administrative and other expenses
  to affiliates                                          2,112,302    1,523,746
 Professional services                                   6,361,156    6,088,820
 Interest                                                   17,101       25,775
 Depreciation and amortization                               3,608       11,071
- -------------------------------------------------------------------------------

                                                         8,717,954    7,944,958
- -------------------------------------------------------------------------------

Income before income taxes                                 504,670       87,428

Income tax expense                                           9,292        -
- -------------------------------------------------------------------------------

Net income                                              $  495,378       87,428
===============================================================================

Earnings per share                                      $   495.38        87.43
===============================================================================

Weighted average number of common
 shares outstanding                                          1,000        1,000
===============================================================================


See accompanying notes to financial statements.


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I.H.C.S., INC.

Statements of Changes in Shareholders' Equity

Years ended December 31, 1995 and 1994


========================================================================================
                                                              Retained         Total
                                                 Common       earnings     shareholders'
                                                  stock      (deficit)         equity
- ----------------------------------------------------------------------------------------
Balances at December 31, 1993                   $100,000      (27,175)         72,825

Net income                                          -          87,428          87,428
- ----------------------------------------------------------------------------------------

Balances at December 31, 1994                    100,000       60,253         160,253

Subchapter S distribution to
 shareholders ($24.68 per share)                    -         (24,676)        (24,676)

Net income                                          -         495,378         495,378
- ----------------------------------------------------------------------------------------

Balances at December 31, 1995                   $100,000      530,955         630,955
========================================================================================



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I.H.C.S., INC.

Statements of Cash Flows

Years ended December 31, 1995 and 1994


===================================================================================
                                                                1995         1994
- -----------------------------------------------------------------------------------
Cash flows from operating activities:
 Excess of revenue over expenses                             $ 495,378       87,428
 Adjustments to reconcile excess of revenue over expenses
  to net cash  provided by operating activities:
   Depreciation and amortization                                 3,608       11,071
   Non-cash interest on subordinated debt                        5,000        2,817
   Changes in assets and liabilities:
    Premiums receivable                                        (44,462)      34,510
    Prepaid expenses                                           (15,331)        -
    Other receivables                                            3,143       (3,958)
    Claims payable                                              69,233       63,254
    Due to affiliates                                          129,509      (63,636)
    Accrued expenses                                           103,200      103,311
    Unearned premiums                                           (6,136)      13,288
- -----------------------------------------------------------------------------------

Net cash provided by operating activities                      743,142      248,085
- -----------------------------------------------------------------------------------

Cash flows from investing activities:
 Proceeds from maturities of investments                        66,997         -
 Purchase of investments                                          -        (140,157)
- -----------------------------------------------------------------------------------

Net cash provided by (used in) investing activities             66,997     (140,157)
- -----------------------------------------------------------------------------------

Cash flows from financing activities:
 Repayment of short-term bank debt                            (149,935)     (50,065)
 Repayment of loan payable                                        -         (10,662)
 Proceeds from issuance of subordinated debt                      -          50,000
 Subchapter S distribution to shareholders                     (24,676)        -
- -----------------------------------------------------------------------------------

Net cash used in financing activities                         (174,611)     (10,727)
- -----------------------------------------------------------------------------------

Net increase in cash                                           635,528       97,201

Cash at beginning of year                                      102,346        5,145
- -----------------------------------------------------------------------------------

Cash at end of year                                          $ 737,874      102,346
===================================================================================

Supplemental disclosure of cash flow information -
 cash paid during the year for interest                      $  17,122       24,637
===================================================================================


See accompanying notes to financial statements.



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I.H.C.S., INC.

Notes to Financial Statements

December 31, 1995 and 1994




(1)  ORGANIZATION AND OPERATIONS

    I.H.C.S., Inc. (IHCS) is a Subchapter S corporation licensed by the State of Illinois under the Limited Health Services Organization Act. During May of 1994, a subordinated surplus note of $50,000 was executed with an outside party to obtain additional capital for the company. At that time, the maker of the subordinated surplus note was given control over the appointment of IHCS' Board of Directors. On July 15, 1994 an option purchase agreement was entered into between the shareholders of IHCS and the maker of the subordinated surplus note. The option allowed the maker of the subordinated surplus note to acquire all outstanding shares of IHCS stock, subject to Department of Insurance (DOI) of the State of Illinois approval. During 1995, the maker of the subordinated surplus note exercised the option to purchase all outstanding shares of IHCS stock, which was approved by the DOI.

    IHCS contracts, on a risk basis, with employers, union groups, and governmental entities to arrange for the provision of managed care dental services to enrollees and their eligible dependents. Premiums are generally fixed for 12-month periods under contracts with each subscriber group. Contract expiration dates vary among subscriber groups. Members must select a participating dental provider from IHCS' list of participating providers as their primary care provider (PCP). All general dental services must be performed by the PCP. The PCP receives monthly capitation payments based upon the demographics of members associated with the PCP. In exchange for the capitation fee, the PCP is responsible for the diagnosis and treatment of all members assigned to such PCP. PCPs also refer members in need of advanced levels of service to specialists and provide or arrange for emergency care. PCPs may also be eligible for reimbursement in addition to their capitation payments as specified in their respective provider agreements. IHCS does not reinsure any of its dental care services risk.


(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Significant accounting policies of IHCS are as follows:


     - Premium revenue is recorded over the term of the contract period for which coverage relates. Retroactive premium adjustments for changes in subscriber membership are recorded in the period in which IHCS is notified of such changes. Premiums billed and collected in advance are recorded as unearned premiums.

     - Professional services are provided primarily by dentists under contractual arrangements with IHCS, and such costs are recognized as services are rendered.

     - Claims payable represent an actuarially determined estimate of liability based upon IHCS' known claims and an amount, based on past experience, for claims incurred but not reported.


                                                                     (Continued)

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I.H.C.S., INC.

Notes to Financial Statements






     - IHCS makes monthly supplemental and guarantee payments to certain dental providers based on the level of services actually performed. Payments are determined in accordance with minimum performance standards and vary based on the individual contracts between IHCS and the respective providers. Supplemental and guarantee payments are charged to professional services expense based on estimates which incorporate historical payment trends and experience. Any differences between amounts estimated for supplemental and guarantee payments and subsequent actual payments are recorded in the period in which final payments are determined. Estimated amounts owed to providers in the amount of $302,000 and $172,118, respectively, for supplemental and guarantee payments at December 31, 1995 and 1994 are included in accrued expenses.

     - IHCS' shareholders have elected to be taxed as an S Corporation under the provisions of the Internal Revenue Code. Amounts reported as income tax expense represent accrued state tax liability.

     - Investments consist of long-term certificates of deposit and a long-term U.S. Treasury note. At December 31, 1994, IHCS also maintained investments in municipal income trust funds. Investments in certificates of deposit and the U.S. Treasury note are stated at cost which approximates market value. The municipal income trust funds were recorded at market value. Market value was determined based on quoted market prices. Municipal income trust funds had a market value of $43,417 and a cost basis of $54,520 at December 31, 1994. The increase in the unrealized net loss on municipal income trust funds during 1994 of $8,912 was recorded as a reduction of investment income. At December 31, 1995, the contractual maturities of IHCS' investments are as follows: due in one year - $150,000; due after one year through five years - $26,984.

     - Computer equipment is recorded at cost. Depreciation is calculated on the straight-line method over a five-year period.

     - Earnings per share is computed by dividing net income by the weighted average number of common shares outstanding during the year.

     - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.


(3)  ADMINISTRATIVE FEES

    Under the terms of a service agreement with a related entity, IHCS is charged a monthly fee for the administration and marketing of the various dental service plans offered. The amount of fees charged is based on total subscription premium revenue earned by IHCS. Effective May 1, 1994, a negotiated monthly administrative and marketing fee was formalized by IHCS to be a combined 20% of subscription premium revenue earned each month. Effective July 1, 1995, the negotiated


                                                                     (Continued)


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I.H.C.S. INC.

Notes to Financial Statements


     monthly administrative and marketing fee was formally amended to be a combined 25% of subscription premium revenue earned each month. Administrative and marketing fees pursuant to the original and amended service agreements of $2,071,302 in 1995 and $1,523,746 in 1994 are included in administrative and other expenses to affiliates in the accompanying statements of income.

     During 1995, Health Care Systems, Inc. (HCS), an affiliated entity, charged IHCS their proportionate share of rent for common office space based upon the level of dental costs incurred by IHCS. Rent paid to HCS amounted to approximately $41,000 and is reflected as part of administrative and other expenses to affiliates in the accompanying 1995 statement of income.


(4)  SHORT-TERM BANK DEBT

     IHCS maintains a revolving line of credit with a commercial bank having a maximum credit capacity of $300,000. Amounts drawn under the line of credit bear interest at the prime rate (8.5% at December 31, 1995 and 1994) and are secured by substantially all of Dental Care Plus Management, Corp.'s (DCP) (an affiliated entity) assets. The line of credit expires on June 15, 1996. The line of credit agreement requires IHCS to maintain tangible net worth of $150,000 and a stated net worth ratio.

     IHCS has pledged substantially all of its assets as security under a note payable between DCP and a commercial bank. The principal balance outstanding under this note at December 31, 1995 is $500,000. No amounts have been paid or accrued pursuant to this guarantee as of December 31, 1995.


(5)  SUBORDINATED DEBT

     IHCS issued subordinated debt during 1994 in the form of a surplus note in the amount of $50,000. The surplus note was executed to enable IHCS to enhance the level of its statutory net worth pursuant to the Limited Health Services Organization Act. The principal amount, together with interest accruing at the prime rate plus 2% (not to exceed 10%), is not repayable without prior authorization of the DOI, and is payable only if after such payment IHCS' statutory net worth is equal to or greater than the statutory net worth of IHCS on the original date of issuance of the surplus note.

(6)  MAJOR SUBSCRIBERS

     IHCS has two major subscribers for services. Premium revenue from these subscribers represented approximately 36% and 54%, respectively, and 35% and 48%, respectively, of total premium revenue for the years ended December 31, 1995 and 1994. No other subscriber accounted for 10% or more of premium revenue for either year.



                                                                     (Continued)

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I.H.C.S., INC.

Notes to Financial Statements




(7)  REGULATORY REQUIREMENTS

    Under Illinois law, IHCS is required to maintain a minimum statutory net worth not less than $100,000 or 2% of gross premium income, up to a maximum of $500,000. In addition, IHCS is required to maintain a deposit of securities with the DOI equal to this minimum statutory net worth, not to exceed $150,000. The securities maintained on deposit with the DOI consist of a U.S. Treasury note with a carrying value of $150,000 which is included with investments in the accompanying balance sheets.

    Illinois law provides that dividends from IHCS may be paid only to the extent that IHCS has surplus in excess of statutory minimums as reported in the most recent financial statements filed with the Illinois Department of Insurance and may be paid only out of earned surplus. In addition, Illinois law requires Department of Insurance approval of any dividend from IHCS exceeding the greater of (i) 10% of surplus (as of the preceding December 31) or (ii) net income for the prior year. The Department of Insurance also is empowered to require to suspend or reduce dividends in order to increase the surplus retained.


(8)  SUBSEQUENT EVENT (UNAUDITED)

    On May 8, 1996, IHCS and DCP were sold to CompDent Corporation for aggregate consideration of approximately $38,000,000.




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